UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.        Other Events.
See MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Construction Program - Nuclear Construction” of The Southern Company (“Southern Company”) in Item 7 and Note 3 to the financial statements of Southern Company under “Retail Regulatory Matters - Georgia Power - Nuclear Construction” in Item 8 of Southern Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”). See also MANAGEMENT’S DISCUSSION AND ANALYSIS - FUTURE EARNINGS POTENTIAL - “Construction Program - Nuclear Construction” of Southern Company and Note (B) to the Condensed Financial Statements under “Retail Regulatory Matters - Georgia Power - Nuclear Construction” in Southern Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017(the “Form 10-Q”) for additional information regarding (1) the two new nuclear generating units under construction at Plant Vogtle (“Plant Vogtle Units 3 and 4”), including the agreement among Georgia Power Company (“Georgia Power”), acting for itself and as agent for Oglethorpe Power Corporation, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the “Vogtle Owners”), and a consortium consisting of Westinghouse Electric Company LLC (“Westinghouse”) and WECTEC Global Project Services Inc. (“WECTEC” and, together with Westinghouse, the “EPC Contractor”), under which the EPC Contractor agreed to design, engineer, procure, construct, and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (the “Vogtle 3 and 4 Agreement”); (2) the filing, by each of Westinghouse and WECTEC, for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code; and (3) Georgia Power’s entry into an Interim Assessment Agreement (the “Interim Assessment

Agreement”), on behalf of itself and as agent for the other Vogtle Owners, with the EPC Contractor and WECTEC Staffing Services LLC (“WECTEC Staffing”).
On July 20, 2017, Georgia Power (for itself and as agent for the other Vogtle Owners) and Westinghouse and WECTEC entered into an amendment and restatement of the Services Agreement dated June 9, 2017 (as amended and restated, the “Services Agreement”). The amendment and restatement did not make any material modifications to the Services Agreement.
On July 20, 2017, the bankruptcy court in the EPC Contractor’s bankruptcy proceeding approved the Services Agreement and the rejection of the Vogtle 3 and 4 Agreement, upon the effectiveness of the Services Agreement. The remaining condition to effectiveness of the Services Agreement is approval by the U.S. Department of Energy (the “DOE”).
On July 20, 2017, Georgia Power (for itself and as agent for the other Vogtle Owners), the EPC Contractor, and WECTEC Staffing entered into an eighth amendment to the Interim Assessment Agreement solely to extend the term of the Interim Assessment Agreement through the earliest of (i) the date the Services Agreement becomes effective pursuant to its terms; (ii) July 27, 2017; and (iii) termination of the Interim Assessment Agreement by any party upon five business days’ notice. The other terms of the Interim Assessment Agreement remain unchanged. The extension of the term of the Interim Assessment Agreement is intended to provide additional time to obtain DOE approval of the Services Agreement.
The ultimate outcome of these matters cannot be determined at this time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2017	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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